UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2010

AMERICAN LITHIUM MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-132648	71-1049972
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 828.9143

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 2.01 Completion of Acquisition of Assets
Item 3.02 Unregistered Sales of Equity Securities

On January 11, 2010, American Lithium Minerals Inc. (the “Company”, “us”, “we”, “our”) entered into a property acquisition agreement with Robert Craig, Barbra Anne Craig and Elizabeth Dickman for the purpose of acquiring mining claims located in the state of Nevada known as the Borate Hills Property (the “First Property Acquisition Agreement”). In order to complete the transaction contemplated by the property acquisition agreement we were required to pay $40,000, issue 500,000 of our common shares and grant the sellers a 2% net revenue royalty on the properties. The First Property Acquisition Agreement is attached in its entirety as Exhibit 10.1 to this Current Report on Form 8-K.

Also on January 11, 2010 we entered into a property acquisition agreement with Nevada Alaska Mining Co., Robert Craig, Barbra Anne Craig and Elizabeth Dickman for the purpose of acquiring mining claims located in the state of Nevada and Utah (the “Second Property Acquisition Agreement”). In order to complete the transaction contemplated by the property acquisition agreement we were required to pay $40,000, issue 1,200,000 of our common shares and grant the sellers a 2% net revenue royalty on the properties. The Second Property Acquisition Agreement is attached in its entirety as Exhibit 10.2 to this Current Report on Form 8-K.

On January 11, 2010, we issued a total of 1,700,000 shares of our common stock to four U.S. persons, relying on Section 4(2) of the Securities Act of 1933 pursuant to the First Property Acquisition Agreement and the Second Property Acquisition Agreement. Consequently we have closed the acquisitions of properties contemplated by these agreements.

We also issued 500,000 shares of our common stock to one non-US person (as that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S of the Securities Act of 1933 pursuant to a property acquisition agreement with Gold Summit Corporation first disclosed in our Current Report on Form 8-K filed on January 14, 2010 and closed the acquisition contemplated by this agreement.

Item 9.01	Financial Statements and Exhibits

10.1	Property Acquisition Agreement with Robert Craig, Barbra Anne Craig and Elizabeth Dickman dated January 11, 2010.
10.2	Property Acquisition Agreement with Nevada Alaska Mining, Co., Robert Craig, Barbra Anne Craig and Elizabeth Dickman dated January 11, 2010.
10.3	Prospective Properties Acquisition Agreement with Gold Summit Corporation dated January 5, 2010 (previously filed as an exhibit to our Current Report on Form 8-K on January 14, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LITHIUM MINERALS INC.

/s/ Hugh Aird
Hugh Aird, President and CEO

Date: February 11, 2010